                                                                    Exhibit 10-A
                                                                     Page 1 of 3

                          CERTIFICATE OF INCORPORATION

                                       OF

                   COLUMBIA ENERGY TELECOMMUNICATIONS COMPANY

                                    * * * * *

       1. The name of the corporation is Columbia Energy Telecommunications Company.

       2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       3. The nature of the business or purpose to be conducted or promoted is:

          To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

          The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or interference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

       4. The total number of shares of stock which the corporation shall have authority to issue is: Three Thousand (3,000) and the par value of each of such shares is One Dollars and Zero Cents ($1) amounting in the aggregate to Three Thousand Dollars and Zero Cents ($3,000).

          At all elections of directors of the corporation, each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number o directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

       5. The name and mailing address of each incorporator is as follows:

         NAME                                   MAILING ADDRESS

      M. C. Kinnamon               1209 Orange Street, Wilmington, DE  19801

      C. L. Hughes                 1209 Orange Street, Wilmington, DE  19801

      S. A. Clegg                  1209 Orange Street, Wilmington, DE 19801



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                                                                    Exhibit 10-A
                                                                     Page 2 of 3


          The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

         NAME                                      MAILING ADDRESS
         ----                                      ---------------

      Catherine G. Abbott                 12801 Fair Lakes Parkway, Fairfax, VA 22030

      Michael W. O'Donnell                12355 Sunrise Valley Drive, Suite 300
                                          Reston, VA  20191

      Oliver G. Richard III               12355 Sunrise Valley Drive, Suite 300
                                          Reston, VA  20191

       6. The corporation is to have perpetual existence.

       7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

          To make, alter or repeal the by-laws of the corporation.

          To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

          To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          To designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any by-law of the corporation.

          When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations as its board of directors shall deem expedient and for the best interests of the corporation.

       8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

          Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

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                                                                    Exhibit 10-A
                                                                     Page 3 of 3


          Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

       9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

       10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or it stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

       WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this _________ day of _______________, 1998.



                              -----------------------------------------------
                              M. C. Kinnamon

                              -----------------------------------------------
                              C. L. Hughes

                              -----------------------------------------------
                              S. A. Clegg

34020